EXHIBIT NO. 10.61

                   TENTH AMENDMENT AND CONSENT TO POSTPETITION
                                CREDIT AGREEMENT

       THIS TENTH AMENDMENT AND CONSENT TO POSTPETITION CREDIT AGREEMENT, dated as of May 14, 1999 (this "AMENDMENT"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, LEVITZ REINSURANCE CORPORATION, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession (collectively, the "BORROWERS"), each Revolving Lender and Overadvance Term Lender signatories hereto (collectively, the "LENDERS"), and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as collateral agent and agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

         B. The Borrowers have requested that the Lenders and the Agent amend the Credit Agreement in certain respects.

         C. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.

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                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

       1.     AMENDMENTS TO CREDIT AGREEMENT.

       On the date each of the conditions set forth in SECTION 3 is satisfied by the Borrowers (the "CLOSING Date"), the Credit Agreement is amended as follows:

       1.1 Section 1.1 of the Credit Agreement is amended by adding the following definition to such Section in proper alphabetical order:

              BULK SALE TRANSACTION means the transactions contemplated in that certain Agreement of Sale dated as of _________, 1999 among certain of the Borrowers, Klaff Realty, LP, Lubert-Adler Capital Real Estate Fund II, L.P., Lubert-Adler Real Estate Fund II, L.P. and Lubert-Adler Parallel Fund II, L.P.

       1.2 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "EXPIRATION DATE" in its entirety and replacing it as follows:

              EXPIRATION DATE means the earlier of (i) December 31, 1999 and
       (ii) the date on which this Credit Agreement is terminated pursuant to
       SECTION 9.2(B).

       1.3 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "FIXED ASSET SUBLIMIT" in its entirety and replacing it as follows:

              FIXED ASSET SUBLIMIT means an amount equal to $36,000,000.00; PROVIDED, that such amount shall be automatically and permanently reduced on each date on which an Asset Disposition occurs with respect to any real property, other fixed assets or any leasehold interest in real property of any Borrower, in an amount equal to (i) in the case of Asset Dispositions occurring in connection with the Bulk Sale Transaction, in an amount equal to one hundred percent (100%) of the Net Cash Disposition Proceeds thereof, (ii) in the case of any Asset Disposition of any real property identified on SCHEDULE 1.1 hereof, the amount set forth opposite such property on such Schedule, (iii) in the case of any Asset Disposition of a fee interest in real property other than as provided in clauses (i) and (ii), above, one hundred percent (100%) of the Net Cash Disposition Proceeds thereof, and (iv) in the case of any Asset Disposition of any other fixed assets (including without limitation fixtures, furniture and equipment), twenty-five percent (25%) of the Appraised Value thereof, provided that, no reduction of the Fixed Asset Sublimit pursuant to this clause (iv) shall occur as a result of the Borrowers' selling, transferring or otherwise disposing of obsolete or worn out fixed assets with an aggregate Appraised Value of up to $1,800,000; PROVIDED, FURTHER, that on and after September 1, 1999, the Fixed Asset Sublimit shall be zero ($0). Additionally, the Fixed

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

       Asset Sublimit shall automatically become zero ($0) if at any time the Borrowers' cease to be entitled to assume or reject executory contracts and unexpired leases pursuant to section 365(d)(4) of the Bankruptcy Code.

       1.4 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "OVERADVANCE MATURITY DATE" in its entirety and replacing it as follows:

              OVERADVANCE MATURITY DATE means the earlier of (i) December 31, 1999 or (ii) the Expiration Date.

       1.5 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "REVOLVING LINE OF CREDIT" in its entirety and replacing it as follows:

              REVOLVING LINE OF CREDIT means the aggregate revolving line of credit extended pursuant to this Credit Agreement by the Revolving Lenders to the Borrowers for Revolving Loans and Letters of Credit, in an aggregate principal amount at any time of up to $125,000,000 less, on and after the Bulk Sale Transaction closing date, the Net Cash Disposition Proceeds received from the Bulk Sale Transaction, as such amount may be reduced from time to time pursuant to the terms and provisions hereof.

       1.6 Section 8.1 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

              8.1   MINIMUM EBITDA

                    At the end of the period beginning on April 1, 1999 and ending on each of the days set forth below, EBITDA for such period shall not be an amount not less than the following:

                     PERIOD END                                 AMOUNT
                     ----------                                 ------
                    June 30, 1999                             $2,500,000

                    September 30, 1999                        $7,000,000

       1.7 The Credit Agreement is further amended by adding a new Schedule 1.1 thereto in the form set forth as EXHIBIT A hereto.

       1.8 Annex I of the Credit Agreement is amended by replacing such annex with the Annex I attached to this Amendment as EXHIBIT B.

       1.9 Annex II of the Credit Agreement is amended by replacing such annex with the Annex II attached to this Amendment as EXHIBIT C.

       2.     CONSENT.

       2.1 REPAYMENT OF ORIGINAL TERM LOAN AND SECOND TERM LOAN; PURCHASE OF A PORTION OF THE REVOLVING LOANS.

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

              (a) Upon the effectiveness of this Amendment and subject to the terms and conditions hereof, the Agent and each Lender consents to the payment by the Borrowers to Agent for distribution to the Original Term Lenders and the Second Term Lenders on the Sale/Leaseback Transaction closing date of the entire outstanding principal amount of the Original Term Loan and the Second Term Loan, respectively, and all interest accrued thereon through such date with the Net Cash Disposition Proceeds received by the Borrowers from the Sale/Leaseback Transaction.

              (b) On the Sale/Leaseback Transaction closing date, each Revolving Lender also agrees that it will purchase by way of assignment from Silver Oak Capital, L.L.C., in its capacity as a Revolving Lender ("Silver Oak"), its Proportionate Share (calculated after giving effect to the transactions described in this Section 2.1) of the aggregate unpaid Revolving Lender Advances made by Silver Oak outstanding on the Sale/Leaseback Transaction closing date, and all unpaid interest accrued thereon, after giving effect to any payments made to Silver Oak with respect to the Revolving Loans made from any Net Cash Disposition Proceeds from the Sale/Leaseback Transaction remaining after the payments referred to in subsection (a) above. Any such assignment shall be consummated on the terms set forth in the form of Revolving Assignment and Assumption Agreement attached as Exhibit G-1 of the Credit Agreement, without the necessity of the execution of separate Revolving Assignment and Assumption Agreements.

       2.2 BULK SALE TRANSACTION. On or prior to the date of the hearing at which the Borrowers will seek approval of the Bankruptcy Court to enter into the Bulk Sale Transaction the Borrowers shall request the Agent to consent to the Borrowers entering into such transaction, such consent shall not be unreasonably withheld. At such time that the Agent provides the Borrowers with consent to enter into the Bulk Sale Transaction, no further action will be required under the Credit Agreement.

       2.3 HOUSEHOLD AMENDMENT. The Agent and the Lenders hereby consent to the amendment to the Household Merchant Agreement attached as EXHIBIT D hereto.

       2.4 OTHER. Nothing in this Amendment should in any way be deemed (i) a waiver of any Event of Default (other than as specifically set forth above) or
(ii) an agreement to forbear from exercising any remedies with respect to any such Event of Default.

       3. CONDITIONS PRECEDENT.

       This Amendment becomes effective upon satisfaction of the following conditions:

       3.1 AMENDMENT APPROVAL ORDER. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "AMENDMENT APPROVAL ORDER"), which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. The Agent shall have been satisfied with the form and substance (and the timing of the notice)

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

of the motion for the entry of the Amendment Approval Order. In addition, the Agent shall have been satisfied with the form and substance of the Amendment Approval Order.

       3.2 FEES AND EXPENSES. The Agent and the Lenders shall have been paid a closing fee in the amount of $200,000.

       3.3 DOCUMENTS. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

          (a) TENTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders; and

          (b) OTHER. Such other documents as the Agent may reasonably request.

       3.4 SALE/LEASEBACK TRANSACTION. The Agent shall have received evidence satisfactory to it that (i) the Sale/Leaseback Transaction shall have closed on the terms approved by the Agent and the Lenders, (ii) the Borrowers shall have received Net Cash Disposition Proceeds of at least $59,000,000 from the Sale/Leaseback Transaction and (iii) the Net Cash Disposition Proceeds from the Sale/Leaseback Transaction shall have been paid to the Agent for distribution to the Persons contemplated in SECTION 2.1 of this Amendment.

       3.3 PAYMENT AND RELEASE LETTER. The Agent shall have received a payment and release letter in form and substance satisfactory to the Agent and its counsel executed by each Term Lender and by Silver Oak relating to the repayment of the Loans contemplated under SECTION 2.1 of this Amendment.

       4.     REPRESENTATIONS AND WARRANTIES.

       Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment or any part of this
Amendment:

       4.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

       4.2 EVENTS OF DEFAULT. No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

       4.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by SECTIONS 3.1 AND 3.2), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and

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

binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

       4.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTIONS 3.1 AND 3.2), except such consents and approvals as have been obtained.

       5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

       5.1 REFERENCES. Upon the effectiveness of this Amendment, or any part of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment or any part of this Amendment.

       5.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

       6.     GOVERNING LAW.

       THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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

       7.     HEADINGS; COUNTERPARTS.

       Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                       LFC FUNDS ADMINISTRATOR:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its capacity as LFC Funds
                                       Administrator

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       BORROWERS:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its individual capacity
                                       and it its capacity as the LFC Funds
                                       Administrator

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------


                                       LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Treasurer
                                             -----------------------------------


                                       LEVITZ FURNITURE REALTY CORPORATION, a
                                       Florida corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------

                                       LEVITZ SHOPPING SERVICE, a Florida
                                       corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                       INC., a Colorado corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------


                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                       INC., a California corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------


                                       LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                       INC., a Washington corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------


                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                       REALTY, INC., a Colorado corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------


                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                       REALTY, INC., a California corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON
                                       REALTY, INC., a Washington corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------


                                       JOHN M. SMYTH COMPANY, an Illinois
                                       corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------


                                       JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                                       By:    /s/ SHEILA C. REINKEN
                                          --------------------------------------
                                       Name:  Sheila C. Reinken
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------

                                       AGENT:

                                       BT COMMERCIAL CORPORATION, in its
                                       capacity as Agent

                                       By:    /s/ WAYNE D. HILLOCK
                                          --------------------------------------
                                       Name:  Wayne D. Hillock
                                           -------------------------------------
                                       Title: Principal
                                            ------------------------------------


                                       REVOLVING LENDERS:

                                       BT COMMERCIAL CORPORATION, a Delaware
                                       corporation in its respective capacities as Revolving Lender and Collateral Agent

                                       By:    /s/ WAYNE D. HILLOCK
                                          --------------------------------------
                                       Name:  Wayne D. Hillock
                                            ------------------------------------
                                       Title: Principal
                                             -----------------------------------

                                       FINOVA CAPITAL CORPORATION, in its
                                       capacity as Revolving Lender

                                       By:    /s/ BRIAN RUJAWITZ
                                          --------------------------------------
                                       Name:  Brian Rujawitz
                                            ------------------------------------
                                       Title: AVP
                                            ------------------------------------

                                       HELLER FINANCIAL, INC., in its capacity
                                       as Revolving Lender

                                       By:    /s/ JOHN BUFF
                                         ---------------------------------------
                                       Name:  John Buff
                                            ------------------------------------
                                       Title: SVP
                                             -----------------------------------

                                       LASALLE NATIONAL BANK, in its capacity as Revolving Lender

                                       By:    /s/ CHRISTOPHER G. CLIFFORD
                                          --------------------------------------
                                       Name:  Christopher G. Clifford
                                            ------------------------------------
                                       Title: Sr. VP
                                             -----------------------------------

                                       CONGRESS FINANCIAL CORPORATIONN
                                       (CENTRAL), in its capacity as Revolving
                                       Lender

                                       By:    /s/ STEVEN LINDERMAN
                                          --------------------------------------
                                       Name:  Steven Linderman
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION, in its capacity as Revolving Lender

                                       By:    /s/ R. L. HEINZ
                                          --------------------------------------
                                       Name:  R. L. Heinz
                                            ------------------------------------
                                       Title: SVP
                                             -----------------------------------

                                       M.D. SASS CORPORATE RESURGENCE PARTNERS,
                                       L.P., as Overadvance Term Lender

                                       By:    /s/ Robert T. Simington
                                          --------------------------------------
                                       Name:  Robert T. Simington
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

                          EXHIBIT A TO TENTH AMENDMENT

                                   SCHEDULE I
                                       TO
                          POSTPETITION CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 5, 1997

             FIXED ASSET SUBLIMIT REDUCTIONS FOR SELECTED PROPERTIES

                          EXHIBIT B TO TENTH AMENDMENT

                                     ANNEX I
                                       TO
                          POSTPETITION CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 5, 1997

                 LIST OF REVOLVING LENDERS/REVOLVING COMMITMENT
                     AMOUNTS; AND APPLICABLE LENDING OFFICES

1.     BT COMMERCIAL CORPORATION
       233 South Wacker Drive
       Chicago, Illinois 60606

       REVOLVING COMMITMENT AMOUNT:            $41,000,000

       DOMESTIC LENDING OFFICE:                233 South Wacker Drive
                                               Chicago, Illinois 60606

       LIBOR LENDING OFFICE:                   233 South Wacker Drive
                                               Chicago, Illinois 60606

2.     LA SALLE NATIONAL BANK
       135 South LaSalle Street
       Suite 425
       Chicago, Illinois 60603

       REVOLVING COMMITMENT AMOUNT:            $23,000,000

       DOMESTIC LENDING OFFICE:                135 South LaSalle Street
                                               Suite 425
                                               Chicago, Illinois 60603

       LIBOR LENDING OFFICE:                   135 South LaSalle Street
                                               Suite 425
                                               Chicago, Illinois 60603

3.     HELLER FINANCIAL, INC.
       500 West Monroe Street
       18th Floor
       Chicago, Illinois 60661

       REVOLVING COMMITMENT AMOUNT:            $22,000,000

       DOMESTIC LENDING OFFICE:                500 West Monroe Street
                                               18th Floor
                                               Chicago, Illinois 60661

       LIBOR LENDING OFFICE:                   500 West Monroe Street
                                               18th Floor
                                               Chicago, Illinois 60661

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

4.     TRANSAMERICA BUSINESS CREDIT CORPORATION
       8750 W. Bryn Mawr Avenue
       Suite 720
       Chicago, Illinois 60631

       REVOLVING COMMITMENT AMOUNT:            $16,000,000

       DOMESTIC LENDING OFFICE:                8750 W. Bryn Mawr Avenue
                                               Suite 720
                                               Chicago, Illinois 60631

       LIBOR LENDING OFFICE:                   8750 W. Bryn Mawr Avenue
                                               Suite 720
                                               Chicago, Illinois 60631

5.     FINOVA CAPITAL CORPORATION
       355 South Grand Avenue
       Suite 2400
       Los Angeles, California 90071

       REVOLVING COMMITMENT AMOUNT:            $23,000,000

       DOMESTIC LENDING OFFICE:                355 South Grand Avenue
                                               Suite 2400
                                               Los Angeles, California 90071

       LIBOR LENDING OFFICE:                   355 South Grand Avenue
                                               Suite 2400
                                               Los Angeles, California 90071

                          EXHIBIT C TO TENTH AMENDMENT

                                    ANNEX II
                                       TO
                          POSTPETITION CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 5, 1997

              LIST OF TERM LENDERS AND TERM COMMITMENTS COMMITMENT
                                     AMOUNTS

ORIGINAL TERM LENDERS:

1.     NONE (PAID IN FULL)

SECOND TERM LENDERS:

1.     NONE (PAID IN FULL)

OVERADVANCE TERM LENDER:

1.     M.D. SASS CORPORATE RESURGENCE
       PARTNERS, L.P.
       10 New King Street
       First Floor
       White Plains, New York 10604

                                            Term Commitment Amount:  $10,000,000



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